                                                                     EXHIBIT 4.4

                         [FRONT OF STOCK CERTIFICATE]

                           TELE-COMMUNICATIONS, INC.


PREFERRED STOCK                                                PREFERRED STOCK
  NUMBER                                                            SHARES
TH

INCORPORATED UNDER THE LAWS                               SEE REVERSE SIDE FOR
 OF THE STATE OF DELAWARE                                  CERTAIN DEFINITIONS

                                                             CUSIP 87924V 80 4

                            REDEEMABLE CONVERTIBLE
                 LIBERTY MEDIA GROUP PREFERRED STOCK, SERIES H


This Certifies That



is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF THE REDEEMABLE
                CONVERTIBLE LIBERTY MEDIA GROUP PREFERRED STOCK,
                     SERIES H, PAR VALUE $.01 PER SHARE OF

                           TELE-COMMUNICATIONS, INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation of the Corporation and all amendments thereto.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
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          /s/ Stephen M. Brett                              /s/ John C. Malone
          SECRETARY                                         PRESIDENT
                                    [SEAL]


COUNTERSIGNED:                                                  TRANSFER AGENT
                                                                 AND REGISTRAR
BY
                             THE BANK OF NEW YORK
                                  (NEW YORK)

                                                          AUTHORIZED SIGNATURE


                          [BACK OF STOCK CERTIFICATE]

                           TELE-COMMUNICATIONS, INC.

     THE CORPORATION WILL FURNISH TO EACH STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     IF THE CORPORATION ELECTS TO REDEEM IN PART THE SHARES OF REDEEMABLE CONVERTIBLE LIBERTY MEDIA GROUP PREFERRED STOCK, SERIES H, THE CORPORATION WILL NOT BE REQUIRED TO REGISTER A TRANSFER OF (I) ANY SHARES OF SUCH CLASS FOR A PERIOD OF 15 DAYS NEXT PRECEDING ANY SELECTION OF SHARES OF SUCH CLASS TO BE REDEEMED OR (II) ANY SHARES OF SUCH CLASS SELECTED OR CALLED FOR REDEMPTION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-  as tenants in common             UNIF GIFT MIN ACT-  Custodian
TEN ENT-  as tenants by the entireties                  (Cust )    (Minor)
 JT TEN-  as joint tenants with               under Uniform Gifts to Minors
            right of survivorship and         Act
            not as tenants in common                    (State)


     Additional Abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                          hereby sell, assign and transfer
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unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


                                                        Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                        Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
               X

               X
               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.